UNITED STATES OF AMERICA
Before the
SECURITIES AND EXCHANGE COMMISSION

SECURITIES ACT OF 1933
Release No. 11356 / January 17, 2025

SECURITIES EXCHANGE ACT OF 1934
Release No. 102226 / January 17, 2025

ACCOUNTING AND AUDITING ENFORCEMENT
Release No. 4558 / January 17, 2025

ADMINISTRATIVE PROCEEDING
File No. 3-22425

In the Matter of AMERICAN ELECTRIC POWER COMPANY, INC., Respondent.
ORDER INSTITUTING CEASE-AND-DESIST PROCEEDINGS PURSUANT TO SECTION 8A OF THE SECURITIES ACT OF 1933 AND SECTION 21C OF THE SECURITIES EXCHANGE ACT OF 1934, MAKING FINDINGS, AND IMPOSING A CEASE-AND-DESIST ORDER

I.

The Securities and Exchange Commission (“Commission”) deems it appropriate that cease-and-desist proceedings be, and hereby are, instituted pursuant to Section 8A of the Securities Act of 1933 (“Securities Act”) and Section 21C of the Securities Exchange Act of 1934 (“Exchange Act”), against American Electric Power Company, Inc. (“American Electric Power” or “Respondent”).

II.

In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of this Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order (“Order”), as set forth below.

III.

On the basis of this Order and Respondent’s Offer, the Commission finds1 that:

Summary

These proceedings arise out of American Electric Power’s violations of the federal securities laws in connection with its relationship with, and statements made about, Empowering Ohio’s Economy, Inc. (“Empowering Ohio”), an Internal Revenue Code Section 501(c)(4) entity that American Electric Power formed, fully funded, and controlled.
In July 2020, former Speaker of the Ohio House of Representatives Larry Householder (“Householder”) and Generation Now, Inc. (“Generation Now”), a 501(c)(4) organization controlled by Householder, were charged with federal racketeering and conspiracy related to a years-long bribery scheme. Shortly after Householder’s arrest, American Electric Power issued a press release regarding its relationship with Empowering Ohio and contributions to Generation Now. The press release was misleading because it omitted key facts. Specifically, in the press release, American Electric Power stated that it did not make any contributions to Generation Now. This statement was misleading because American Electric Power had fully funded Empowering Ohio, and an American Electric Power employee directed Empowering Ohio’s contributions to Generation Now. American Electric Power also failed to disclose material related party transactions with respect to payments it made to Empowering Ohio in its 2019 Form 10-K. Finally, American Electric Power failed to keep accurate books and records and devise and maintain a sufficient system of internal accounting controls with respect to the identification and disclosure of material related party transactions.
Respondent

1.American Electric Power, a New York corporation with its principal place of business in Columbus, Ohio, is a public utility holding company that trades on the Nasdaq under the symbol “AEP.” Its common stock is registered under Section 12(b) of the Exchange Act. It reported revenues of $19.0 billion, operating income of $3.6 billion, and net income of $2.2 billion for the year ended December 31, 2023.

Other Relevant Entities

2.Empowering Ohio is an entity incorporated under the laws of Delaware and registered under Section 501(c)(4) of the Internal Revenue Code (“501(c)(4)”).

3.Generation Now, incorporated in Delaware, was a not-for-profit 501(c)(4) social welfare organization. Generation Now pleaded guilty to RICO charges, 18 U.S.C. § 1962(d), in connection with its role in the bribery and money laundering scheme. U.S. v. Generation Now, Inc., 1:20-CR-00077 (S.D. Ohio).
1 The findings herein are made pursuant to Respondent’s Offer of Settlement and are not binding on any other person in this or any other proceeding.

Relevant Individual
4.Larry Householder, age 65, is in federal custody at the Federal Correctional Institution, Elkton, located in Lisbon, Ohio. From January 2001 through December 2004, and from January 7, 2019 to July 30, 2020, he served as the Speaker of the Ohio House of Representatives. He was convicted by a jury in a criminal proceeding on March 9, 2023, and sentenced to a prison term of 20 years. U.S. v. Householder, et al., 1:20-CR-00077 (S.D. Ohio).

Facts

A.American Electric Power Formed, Fully Funded, and Controlled the Spending of Empowering Ohio

5.In December 2014, American Electric Power caused to be incorporated a 501(c)(4) organization in Delaware named Empower Ohio, Inc., which later changed its name to Empowering Ohio’s Economy. American Electric Power provided the initial funds to establish Empowering Ohio’s bank accounts. From December 2014 to July 2020, American Electric Power was Empowering Ohio’s sole source of funding.

6.American Electric Power controlled Empowering Ohio’s spending and used it to make contributions to 501(c)(4) organizations that were associated with politicians. Empowering Ohio maintained a board of directors that consisted of four to five members, including some non-American Electric Power employees. Dating back to Empowering Ohio’s inception in December 2014, as described below, American Electric Power had control over how Empowering Ohio spent the funds it received from American Electric Power.

7.At the direction of a then-American Electric Power employee who was on the Empowering Ohio board (the “American Electric Power Employee”), Empowering Ohio contributed millions of dollars to 501(c)(4) organizations that were associated with politicians.

8.American Electric Power controlled Empowering Ohio’s spending and did so to further American Electric Power’s own interest. Empowering Ohio contributed a total of $1.2 million to 501(c)(4) organizations associated with Householder. For example, in the spring and summer 2019, Ohio House Bill 6 (“HB 6”) was pending and included provisions that were beneficial to American Electric Power. At the direction of the American Electric Power Employee, Empowering Ohio contributed $250,000 to Generation Now in April 2019 and $100,000 to Generation Now in June 2019. At that time, Householder was using Generation Now funds to garner support for the passage of HB 6.

9.Following the passage of HB 6, opponents of the bill initiated a signature collection effort to place a referendum on HB 6 on the general election ballot. In July 2019, at the direction of the American Electric Power Employee, Empowering Ohio contributed another

$100,000 to Generation Now. Householder used Generation Now funds during this period to successfully defeat the referendum effort.

10.Finally, in March 2020, the American Electric Power Employee and American Electric Power’s then-CEO met with Householder for lunch at American Electric Power’s headquarters. During the meeting, Householder discussed a new initiative focused on revising Ohio law regarding political term limits. The new law would allow Householder to remain Speaker for up to an additional sixteen years. Householder asked for financial support for his new initiative. After the meeting, American Electric Power’s then-CEO suggested that the American Electric Power Employee consider whether Empowering Ohio should contribute funds to support Householder’s term-limit initiative. A few weeks later, at the direction of the American Electric Power Employee, Empowering Ohio contributed $500,000 to a newly-created 501(c)(4) organization associated with Householder to support the term-limit initiative.

B.American Electric Power Provided Investors Misleading Information Following the Publication of a News Article

11.On July 21, 2020, the Department of Justice (“DOJ”) announced that a criminal complaint was unsealed in which the DOJ alleged that Householder, Generation Now, and several other individuals participated in a federal racketeering conspiracy. The criminal complaint alleged that, between March 2017 and March 2020, an unnamed energy company, later identified by the DOJ as FirstEnergy Corp., funneled more than $60 million to Generation Now in exchange for Householder’s help in passing HB 6.

12.On Saturday, July 25, 2020, the Columbus Dispatch published a front-page article titled “Columbus utility giant [American Electric Power] funded dark money spending in HB 6 campaign.” The article linked American Electric Power and Empowering Ohio and noted that Empowering Ohio had contributed to Generation Now.

13.On Monday, July 27, 2020, the first day of trading after the Columbus Dispatch news article, American Electric Power’s stock price dropped by 10% (or $8.82 per share) from the previous trading day’s closing price. In addition, after the arrest of Householder, many institutional investors and market analysts contacted American Electric Power to inquire about the company’s involvement in the Householder bribery scheme and American Electric Power’s relationship with Empowering Ohio.

14.Over the preceding weekend and during the morning of July 27, 2020, after American Electric Power’s stock price began to fall, American Electric Power’s then-CEO asked its employees to put out a public statement in response to the article and to halt the drop in the stock price. American Electric Power employees and executives conferred and agreed on a response that they believed would counteract the negative information in the article implying that American Electric Power was involved in the recently announced criminal case.

15.American Electric Power’s press release was issued on July 27, 2020, and included the following quotes attributed to its then-CEO:

•“Neither [American Electric Power] nor any of its subsidiaries made any contributions to Generation Now.”

•“[American Electric Power] has made contributions to Empowering Ohio’s Economy to support its mission of promoting economic and business development and educational programs in Ohio. . . .”

These statements were misleading. The first statement was misleading because it created the impression that American Electric Power had not made any contributions to Generation Now, but failed to disclose that it had fully funded Empowering Ohio and that an American Electric Power Employee directed Empowering Ohio’s contributions to Generation Now. The second statement was misleading because it created the impression that American Electric Power’s contributions to Empowering Ohio were exclusively to support Empowering Ohio’s contributions to charitable and apolitical causes, when, in reality, Empowering Ohio’s contributions were primarily made to 501(c)(4) organizations associated with politicians that American Electric Power wanted to support.

16.American Electric Power’s misleading statements in the press release were material to investors.

17. On August 11, 2020, American Electric Power announced an offering which ultimately resulted in the issuance of $850,000,000 in equity units.

C.American Electric Power Failed to Disclose Material Related Party Transactions in its 2019 Annual Report on Form 10-K

18.Generally Accepted Accounting Principles (“GAAP”), and specifically Accounting Standards Codification (“ASC”) 850, Related Party Disclosures, requires issuers to disclose material related party transactions. ASC 850 provides that financial statements shall include disclosures of material related party transactions, including, among other things, the nature of the relationship involved, a description of the transactions, the dollar amounts of the transactions with related parties for each period an income statement is presented, amounts due to or from related parties as of the date of each balance sheet, and, if necessary to understanding the relationship, the name of the related party.2 ASC 850 defines “related party transactions,” as, among other things, transactions with “[o]ther parties with which the entity may deal if one party controls or can significantly influence the management or operating policies of the other . . . .”

19.As discussed above, American Electric Power formed, fully funded, and controlled Empowering Ohio, including how Empowering Ohio spent funds it received from American Electric Power. American Electric Power contributed a total of $700,000 to Empowering Ohio during 2019. The disclosure of these payments to a related party was material to investors.
2 ASC 850-10-50-1 and 50-3.

20.American Electric Power did not disclose the 2019 payments to Empowering Ohio as related party transactions within American Electric Power’s 2019 Form 10-K, filed on February 20, 2020, as required by ASC 850.

D.American Electric Power Failed to Devise and Maintain a Sufficient System of Internal Accounting Controls

21.American Electric Power lacked sufficient internal accounting controls to provide reasonable assurances that transactions with organizations formed, fully funded, and controlled by American Electric Power were reviewed for potential disclosure as material related party transactions, as required by GAAP.

E.American Electric Power Failed to Make and Keep Books and Records That Accurately Accounted for Payments Made to a Related Party

22.American Electric Power failed to make and keep books and records that accurately reflected related party payments. In 2019, American Electric Power processed two payments totaling $700,000 to Empowering Ohio, a related party. These payments were approved, processed, and recorded within American Electric Power’s accounting system with no indication that the payments were made to a related party as defined by ASC 850.

Legal Standard and Violations

i.Under Section 8A of the Securities Act and Section 21C(a) of the Exchange Act, the Commission may impose a cease-and-desist order upon any person who is violating, has violated, or is about to violate any provision of the Securities Act and Exchange Act or any regulation thereunder, and upon any person that is, was, or would be a cause of the violation, due to an act or omission the person knew or should have known would contribute to such violation.
ii.As a result of the conduct described above, Respondent violated Section 17(a)(2) of the Securities Act, which prohibits “any person in the offer or sale of any securities … directly or indirectly … to obtain money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.”3

iii.As a result of the conduct described above, Respondent violated Section 13(a) of the Exchange Act, and Rules 12b-20 and 13a-1 thereunder, which require issuers of securities registered pursuant to Section 12 of the Exchange Act to file periodic and other reports with the Commission, including annual, quarterly, and current reports, and mandate that those reports contain any material information necessary to make the required statements made in the report not misleading.
3 Negligence is sufficient to establish a violation of Section 17(a)(2). See Aaron v. SEC, 446 U.S. 680, 696-97 (1980).

iv.As a result of the conduct described above, Respondent violated Section 13(b)(2)(A) of the Exchange Act, which requires issuers of securities registered pursuant to Section 12 of the Exchange Act to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect their transactions and dispositions of their assets.

v.As a result of the conduct described above, Respondent violated Section 13(b)(2)(B) of the Exchange Act, which requires issuers of securities registered pursuant to Section 12 of the Exchange Act to devise and maintain a system of internal accounting controls sufficient to, among other things, provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP.

Undertaking

vi.Respondent has undertaken to assist the Commission staff in the administration of a distribution plan, including any and all efforts to distribute to affected investors the monetary relief described in paragraph IV below. In connection with such assistance, Respondent will produce without service or notice of subpoena, any and all documents and other information reasonably requested by the Commission staff.

vii.In determining whether to accept the Offer, the Commission has considered this undertaking.

IV.

In view of the foregoing, the Commission deems it appropriate and in the public interest to impose the sanctions agreed to in Respondent American Electric Power’s Offer.

Accordingly, it is hereby ORDERED that:

A.Pursuant to Section 8A of the Securities Act and Section 21C of the Exchange Act, Respondent American Electric Power cease and desist from committing or causing any violations and any future violations of Section 17(a)(2) of the Securities Act, Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act, and Rules 12b-20 and 13a-1 thereunder.

B.Respondent American Electric Power shall, within 10 days of the entry of this Order, pay a civil money penalty in the amount of $19,000,000 to the Securities and Exchange Commission. If timely payment is not made, additional interest shall accrue pursuant to 31 U.S.C. §3717.

Payment must be made in one of the following ways:

(1)    Respondent may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request;

(2)    Respondent may make direct payment from a bank account via Pay.gov through the SEC website at http://www.sec.gov/about/offices/ofm.htm; or

(3)    Respondent may pay by certified check, bank cashier’s check, or United States postal money order, made payable to the Securities and Exchange Commission and hand-delivered or mailed to:

Enterprise Services Center
Accounts Receivable Branch
HQ Bldg., Room 181, AMZ-341
6500 South MacArthur Boulevard
Oklahoma City, OK 73169

Payments by check or money order must be accompanied by a cover letter identifying American Electric Power as a Respondent in these proceedings, and the file number of these proceedings; a copy of the cover letter and check or money order must be sent to Brian D. Fagel, Division of Enforcement, Chicago Regional Office, Securities and Exchange Commission, 175 West Jackson Blvd., Suite 1450, Chicago, Illinois 60604.

C.Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a Fair Fund is created for the penalty referenced in paragraph IV.B above. The amount ordered to be paid as a civil money penalty pursuant to this Order shall be treated as a penalty paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Respondent agrees that in any Related Investor Action, it shall not argue that it is entitled to, nor shall it benefit by, offset or reduction of any award of compensatory damages by the amount of any part of Respondent’s payment of a civil penalty in this action (“Penalty Offset”). If the court in any Related Investor Action grants such a Penalty Offset, Respondent agrees that it shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission’s counsel in this action and pay the amount of the Penalty Offset to the Securities and Exchange Commission. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this proceeding. For purposes of this paragraph, a “Related Investor Action” means a private damages action brought against Respondent by or on behalf of one or more investors based on substantially the same facts as alleged in the Order instituted by the Commission in this proceeding.

By the Commission.

Vanessa A. Countryman
Secretary